SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.   20549

                                  FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) June 2, 1999
        -------------------------------------------------------------


                           O'SULLIVAN CORPORATION
                           ----------------------
           (Exact name of registrant as specified in its charter)


           VIRGINIA               1-4438              54-0463029
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       (State or other         (Commission          (IRS Employer
       jurisdiction of         File Number)      Identification No.)
       incorporation)


      1944 Valley Avenue, P. O. Box 3510, Winchester, Virginia, 22601
      ---------------------------------------------------------------
        (Address of principal executive offices, including zip code)


     Registrant's telephone number, including area code   540-667-6666
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                               NOT APPLICABLE
                               --------------
       (Former name or former address, if changed since last report)




















Item 5.   Other Events
-------   ------------

On June 2, 1999 O'Sullivan Corporation and The Geon Company jointly announced a transaction pursuant to which Geon will acquire O'Sullivan Corporation. See attached press release.



Item 7(c).   Financial Statements and Exhibits.
----------   ---------------------------------------------------------

Exhibit 99.1 Press release of June 2, 1999 reporting the agreement by The
             Geon Company to acquire O'Sullivan Corporation.

















































                                 SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          O'SULLIVAN CORPORATION


                          /s/ John S. Campbell
                          --------------------
                          John S. Campbell
                          President and Chief Executive Officer


                          /s/ C. Bryant Nickerson
                          -----------------------
                          C. Bryant Nickerson
                          Secretary, Treasurer
                          And Chief Financial Officer


June 2, 1999